UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2014

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36104

Delaware	36-4466837
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, 23rd Floor

Chicago, Illinois 60654

(Address of principal executive offices, including zip code)

(312) 951-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2014, Potbelly Corporation issued a press release disclosing earnings and other financial results for its fiscal quarter ended March 30, 2014, and that as previously announced, its management would review these results in a conference call at 5:00 p.m. ET on May 6, 2014. The full text of the press release is furnished hereto as Exhibit 99.1.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Potbelly Corporation Press Release dated May 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2014	Potbelly Corporation

	By:	/s/ Charles Talbot
	Name:	Charles Talbot
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Potbelly Corporation Press Release dated May 6, 2014